IMPORTANT NEWS FOR SHAREHOLDERS

Vanguard Tax-Managed Growth and Income Fund

The Vanguard Tax-Managed Growth and Income Fund will be reorganized into the Vanguard 500 Index Fund on or about May 16, 2014. The first few pages of this booklet highlight key points about this reorganization.

The reorganization does not require shareholder approval, and you are not being asked to vote.

We do, however, ask that you review the enclosed information statement/prospectus, which contains information about the combined fund, outlines the differences between your fund and the combined fund, and provides details about the terms and conditions of the reorganization.

KEY POINTS ABOUT THE REORGANIZATION

Purpose of the Reorganization

The purpose of the reorganization is to combine the Vanguard Tax-Managed Growth and Income Fund (the "Growth & Income Fund") with and into the Vanguard 500 Index Fund (the "500 Index Fund") (each, a "Fund" and collectively, the "Funds"). The reorganization has been proposed to consolidate the assets of the Funds in order to simplify our fund lineup and create a larger combined Fund, which we anticipate, over time, will achieve economies of scale. The proposed reorganization offers Growth & Income Fund shareholders an opportunity to merge and form a larger fund that has similar investment strategies, utilizes the same underlying index, with lower expense ratios and comparable performance. In the reorganization, the shareholders of the Admiral and Institutional Share Classes of the Growth & Income Fund will receive Admiral Shares of the 500 Index Fund, which have a significantly lower expense ratio than both Admiral Shares and Institutional Shares of the Growth & Income Fund. The 500 Index Fund does not offer Institutional Shares.

The Growth & Income Fund was introduced in 1994. The investment objective of the Fund is to seek to provide a tax-efficient investment return consisting of long-term capital appreciation and a moderate level of current income. The Growth & Income Fund purchases stocks included in the Standard & Poor's 500 Index (or "Index")—an index that is dominated by the stocks of large U.S. companies. The Fund will hold substantially all of the stocks in the Index and expects to earn a level of dividend income consistent with that of the Index, less the Fund's expenses. To minimize capital gains distributions caused by portfolio trades, the Growth & Income Fund sells portfolio securities with a higher tax basis.

The 500 Index Fund, which has a significantly larger asset base than the Growth & Income Fund, was launched in 1976. The investment objective of the 500 Index Fund is to seek to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The benchmark index for the Fund is the Standard & Poor’s 500 Index. The Fund employs an indexing investment approach designed to track the performance of the Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The 500 Index Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target Index.

Growth & Income Fund shareholders would benefit from becoming shareholders of the 500 Index Fund, which creates a larger combined Fund that invests in the same equity market segment. Currently, both Funds seek to track the Index, and have similar investment strategies and identical risks. In addition, Growth & Income Fund shareholders would have a lower expense ratio and benefit from the operation of the 500 Index Fund's exchange-traded (ETF) Share Class, which seeks to reduce the 500 Index Fund's capital gains. Finally, combining the Funds could benefit both sets of shareholders by allowing fixed costs to be spread over a larger asset base, which we anticipate, over time, could lead to lower expenses for the combined Fund.

Lower Costs for Shareholders

The Admiral Shares of the 500 Index Fund have both a lower management fee and overall expense ratio than the Admiral and Institutional Share Classes of the Growth & Income Fund, as of December 31, 2013. The management fees and total annual fund operating expenses of the 500 Index Fund's Admiral Shares are 0.03% and 0.05%, respectively. The Admiral and Institutional Shares of the Growth & Income Fund have management fees of 0.10% and 0.06%, respectively, and total annual fund operating expenses of 0.12% and 0.08%, respectively.

Investment Objectives, Index, Investment Strategies, Risks, and Investment Advisory Arrangements

While the investment objectives of the Growth & Income Fund and 500 Index Fund are different, the investment strategies of the Funds are substantially similar in that they seek to invest their assets in the stocks that make up the Index. Both Funds also have identical risks and utilize the Index. The Funds operate as diversified open-end management companies within the meaning of the Investment Company Act of 1940 (the "1940 Act").

The Vanguard Group, Inc., ("Vanguard") serves as investment advisor to both Funds through its Equity Investment Group. However, the Funds have different portfolio managers, which are primarily responsible for each Fund's day-to-day management. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the Boards of Trustees and officers of the Funds.

Comparison of Investment Performance

The following table shows the average annual total returns of the Admiral Shares and Institutional Shares of the Growth & Income Fund, along with the Admiral Shares of the 500 Index Fund. Also shown are the returns of the Funds' current benchmark, the Standard & Poor's 500 Index, which measures the market performance of stocks of large U.S. companies.

Average Annual Total Returns1 for Periods Ended December 31, 20132

	One Year	Five Years	Ten Years
Growth & Income Fund
Admiral Shares	32.25%	17.87%	7.37%
Growth & Income Fund
Institutional Shares	32.30%	17.92%	7.40%
500 Index Fund
Admiral Shares	32.33%	17.94%	7.39%
Standard & Poor’s 500 Index[3]	32.39%	17.94%	7.41%
1 Returns shown are before taxes and net of fees.
2 Keep in mind that the Funds' past performance does not indicate how they will perform in the future. Actual future performance may be higher or lower than the performance shown.
3 This reflects no deduction for fees, expenses, or taxes.

Service Arrangements

Each Fund is part of the Vanguard group of investment companies, which consists of more than 170 funds. Through their jointly owned subsidiary, Vanguard, the Funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard was established and operates under an Amended and Restated Funds' Service Agreement ("Funds' Service Agreement"). Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment.

Each Fund pays its share of Vanguard's total expenses, which are allocated among the Vanguard funds under methods approved by the Board of Trustees of each fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

How the Reorganization Will Occur and How It Will Affect Your Account

The Board of Trustees for each Fund approved the reorganization of the Growth & Income Fund into the 500 Index Fund on September 26, 2013. There is no action required by the Funds' shareholders to implement the reorganization. No vote is required by either the Growth & Income Fund or the 500 Index Fund shareholders to approve the reorganization.

The Declaration of Trust for the Funds, along with applicable state and federal law, do not require shareholder approval for fund mergers such as the reorganization. Because applicable legal requirements do not require shareholder approval under these circumstances and the Board of Trustees has determined that the reorganization is in the best interests of each Fund and its shareholders, shareholders are not being asked to vote on the reorganization.

In the reorganization, Admiral Shares and Institutional Shares of the Growth & Income Fund will be exchanged, on a tax-free basis, for an equivalent dollar amount of Admiral Shares in the 500 Index Fund. Your account registration and account options will be the same, unless you alter them. In addition, your aggregate tax basis in your shares will remain the same.

The Growth & Income Fund is closed for investments by new accounts, and it will stop accepting purchase requests from existing accounts shortly before the reorganization is scheduled to occur. If you place a purchase order directly or through an investment program during this period before the closing, then it will be rejected.

Tax-Free Nature of the Reorganization

The proposed exchange of shares is expected to be accomplished on a tax-free basis. Accordingly, we anticipate that Growth & Income Fund shareholders will not realize any capital gains or losses from the reorganization. However, you should pay close attention to these points:

• Final distribution. Prior to the reorganization, the Growth & Income Fund will distribute any remaining undistributed net income and/or realized capital gains. These distributions generally will be taxable to you.

• Payments of distributions. Following the reorganization, 500 Index Fund shareholders (including former shareholders of the Growth & Income Fund) will participate fully in any distributions made for the Admiral Shares of the 500 Index Fund. These distributions generally will be taxable to you.

• Cost basis. Following the reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the Growth & Income Fund and the 500 Index Fund. Vanguard will provide to you certain cost basis information in connection with the reorganization in its "Report of Organizational Actions Affecting Basis of Securities," which will be available on vanguard.com shortly after the reorganization.

If you choose to redeem your shares before the reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction.

Whom Can You Call If You Have Any Questions

Please call Vanguard toll-free at 800-662-7447 if you have any questions about the reorganization.

COMBINED INFORMATION STATEMENT/PROSPECTUS

VANGUARD TAX-MANAGED GROWTH AND INCOME FUND,

A SERIES OF VANGUARD TAX-MANAGED FUNDS®

TO BE REORGANIZED INTO AND WITH

VANGUARD 500 INDEX FUND,

A SERIES OF VANGUARD INDEX FUNDS

INTRODUCTION

Proposal Summary. This combined information statement/prospectus describes the reorganization to combine the Vanguard Tax-Managed Growth and Income Fund (the "Growth & Income Fund") with and into the Vanguard 500 Index Fund (the "500 Index Fund") (each, a "Fund" and collectively, the "Funds"). The Growth & Income Fund's investment objective is to seek to provide a tax-efficient investment return consisting of long-term capital appreciation and a moderate level of current income. The 500 Index Fund's investment objective is to seek to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The reorganization has been proposed to consolidate the assets of the Funds in order to simplify our fund lineup and create a larger combined Fund, which we anticipate, over time, will achieve economies of scale. The proposed reorganization offers Growth & Income Fund shareholders an opportunity to merge and form a larger fund that tracks the Standard & Poor's 500 Index, with identical expense ratios and comparable performance.

The reorganization involves a few basic steps. First, the Growth & Income Fund will transfer substantially all of its assets and all of its liabilities to the 500 Index Fund. Second, and simultaneously with step one, the 500 Index Fund will open an account for each Growth & Income Fund shareholder, crediting it with an amount of Admiral Shares of the 500 Index Fund equal in value to the Admiral and Institutional Shares, respectively, of the Growth & Income Fund owned by such holder at the time of the reorganization. Thereafter, the Growth & Income Fund will be liquidated and dissolved. These steps together are referred to in this information statement/prospectus as the "Reorganization."

The address for the Growth & Income Fund and the 500 Index Fund is P.O. Box 2600, Valley Forge, PA 19482, and the telephone number is 610-669-1000 or 800-662-7447. The Growth & Income Fund is a series of Vanguard Tax-Managed Funds, which is a Delaware statutory trust, and the 500 Index Fund is a series of Vanguard Index Funds, which is also a Delaware statutory trust.

Read and Keep These Documents. Please read this entire information statement/ prospectus along with the enclosed 500 Index Fund prospectus, dated April 12, 2013, as supplemented. The prospectus sets forth concisely the information about the 500 Index Fund that a prospective investor ought to know before investing. These documents contain information that is important to you, and you should keep them for future reference.

Additional Information Is Available. The 500 Index Fund's Statement of Additional Information (dated April 12, 2013), as supplemented, contains important information about the 500 Index Fund. It has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated into this information statement/ prospectus by reference. In addition, the Growth & Income Fund's prospectus (dated December 19, 2013) and Statement of Additional Information (dated July 29, 2013), as supplemented, are incorporated by reference into and are considered part of this information statement/prospectus. The Statement of Additional Information relating to the Reorganization dated April 11, 2014, also is incorporated by reference into this information statement/prospectus. The audited financial statements and related independent registered public accounting firm's report for the Growth & Income Fund is contained in its annual report for the fiscal year ended December 31, 2013, and for the 500 Index Fund is contained in its annual report for the fiscal year ended December 31, 2013. The most recent semiannual report for each Fund is contained in the respective shareholder report for the fiscal period ended June 30, 2013.

You can obtain copies of these documents without charge by calling Vanguard at 800-662-7447, by writing to us at P.O. Box 2600, Valley Forge, PA 19482-2600, or by visiting the EDGAR database on the SEC's website (www.sec.gov).

On March 31, 2014, the number of Growth & Income Fund Admiral Shares outstanding was 35,047,161 and the number of Institutional Shares outstanding was 10,380,927. On March 31, 2014, the number of 500 Index Fund Admiral Shares outstanding was 499,131,320.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT/ PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

OVERVIEW

This section summarizes key information concerning the proposed Reorganization. Keep in mind that more detailed information appears throughout the information statement/prospectus. Please be sure to read everything.

The Proposed Reorganization. At a meeting on September 26, 2013, the Board of Trustees for each Fund approved a plan to combine the Growth & Income Fund with and into the 500 Index Fund. The plan calls for the Growth & Income Fund to transfer substantially all of its assets and all of its liabilities to the 500 Index Fund in exchange for Admiral Shares of the 500 Index Fund. Shareholders of the Growth & Income Fund will receive Admiral Shares of the 500 Index Fund equivalent in value to their investments at the time of the Reorganization. The closing of the Reorganization is currently expected to occur on or about May 16, 2014. The Growth & Income Fund will then be liquidated and dissolved. The Reorganization will result in an exchange of your Admiral and Institutional Shares in the Growth & Income Fund for new Admiral Shares of the 500 Index Fund, and it is expected to occur on a tax-free basis. The Boards of Trustees of the Funds have concluded that the proposed Reorganization is in the best interests of the Funds and will not dilute the interests of the Funds' shareholders.

Investment Objectives, Strategies, and Risks of Each Fund. The current investment objective of the Growth & Income Fund is different from the investment objective of the 500 Index Fund, while the investment strategies are similar and the risks of the Funds are identical.

The Growth & Income Fund's investment objective is to seek to provide a tax-efficient investment return consisting of long-term capital appreciation and a moderate level of current income. The investment objective of the 500 Index Fund is to seek to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

The Funds have substantially similar investment strategies. The Growth & Income Fund purchases stocks included in the Standard & Poor's 500 Index (or "Index")—an index that is dominated by the stocks of large U.S. companies. The Fund will hold substantially all of the stocks in the Index and expects to earn a level of dividend income consistent with that of the Index, less the Fund's expenses. To minimize capital gains distributions caused by portfolio trades, the Growth & Income Fund sells portfolio securities with a higher tax basis. The 500 Index Fund employs an indexing investment approach designed to track the performance of the Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

The Funds have identical risks, which are as follows: stock market risk and investment style risk.

These investment objectives, strategies, and risks are discussed in detail under

"Investment Practices and Risk Considerations." Complete descriptions of the investment objectives, policies, strategies, and risks of the Growth & Income Fund and the 500 Index Fund are contained in each Fund's prospectus, along with any accompanying prospectus supplements, and Statement of Additional Information.

Investment Advisory Arrangements. The Vanguard Group, Inc. ("Vanguard"), serves as investment advisor to the Funds through its Equity Investment Group. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the Boards of Trustees and officers of the Funds. Further details about the advisory arrangements for the Funds are provided in this Overview and under the section entitled "Additional Information About the Funds."

Service Arrangements. Each Fund is part of the Vanguard group of investment companies, which consists of more than 170 funds. Through their jointly owned subsidiary, Vanguard, the Funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund pays its share of Vanguard's operating expenses, which are allocated among the Funds under methods approved by the Board of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

Vanguard was established and operates under an Amended and Restated Funds' Service Agreement ("Funds' Service Agreement"). The Funds' Service Agreement provides that each Fund may be called upon to invest up to 0.40% of its current net assets in Vanguard. The amounts that each Fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. As of December 31, 2013, the Growth & Income Fund had contributed $366,000 in capital to Vanguard, representing 0.01% of the Fund's net assets and 0.15% of Vanguard's capitalization. As of December 31, 2013, the 500 Index Fund had contributed $17,431,000 in capital to Vanguard, representing 0.01% of the Fund's net assets and 6.97% of Vanguard's capitalization.

Additional information about the service arrangements for each Fund appears under

"Additional Information About the Funds."

Purchase, Redemption, Exchange, and Conversion Information. The purchase, redemption, exchange, and conversion features of the Funds are identical.

Distribution Schedules. The Funds have identical income dividend distribution schedules and capital gains distribution schedules. Income dividends for the Funds generally are distributed quarterly in March, June, September, and December. Capital gains distributions, if any, generally occur annually in December for both Funds.

Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (or the "Code"). As a condition to closing the Reorganization, the Funds will receive a favorable opinion from legal counsel as to the foregoing income tax consequences of the Reorganization. Please see

"Investment Practices and Risk Considerations: Information About the Reorganization: Tax-Free Reorganization" for additional information.

Fees and Expenses

The following tables compare the fees and expenses of the Admiral and Institutional Shares of the Growth & Income Fund and the Admiral Shares of the 500 Index Fund as of December 31, 2013. The tables also show the estimated fees and expenses of the Admiral Shares of the combined Fund, on a pro forma basis, as of December 31, 2013, and do not include the estimated costs of the Reorganization (for information about the costs of the Reorganization, please see "Expenses of the Reorganization"). The actual fees and expenses of the Funds and the combined Fund as of the closing date may differ from those reflected in the following tables.

Admiral Shares

Shareholder Fees (fees paid directly from your investment)

500 Index Fund
	Growth & Income		Pro Forma
	Fund Admiral	500 Index Fund	Combined Fund
	Shares	Admiral Shares	Admiral Shares
Sales Charge (Load)
Imposed on Purchases	None	None	None
Purchase Fee	None	None	None
Sales Charge
(Load) Imposed on
Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Account Service Fee	$20/year	$20/year	$20/year
(for certain fund account
balances below $10,000)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

			500 Index Fund
	Growth & Income		Pro Forma
	Fund Admiral	500 Index Fund	Combined Fund
	Shares	Admiral Shares	Admiral Shares
Management Fees	0.10%	0.03%	0.03%
12b-1 Distribution Fee	None	None	None
Other Expenses	0.02%	0.02%	0.02%
Total Annual Fund
Operating Expenses	0.12%	0.05%	0.05%

Examples

The following examples are intended to help you compare the cost of investing in Admiral Shares of the Growth & Income Fund, the 500 Index Fund, and the combined Fund with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in each Fund's shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table.

The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Growth & Income Fund
Admiral Shares	$12	$39	$68	$154
500 Index Fund
Admiral Shares	$5	$16	$28	$64
500 Index Fund
Pro Forma
Combined Fund
Admiral Shares	$5	$16	$28	$64

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Institutional Shares

Shareholder Fees (fees paid directly from your investment)

500 Index Fund
	Growth & Income		Pro Forma
	Fund Institutional	500 Index Fund	Combined Fund
	Shares	Admiral Shares	Admiral Shares
Sales Charge (Load)
Imposed on Purchases	None	None	None
Purchase Fee	None	None	None
Sales Charge
(Load) Imposed on
Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Account Service Fee
(for certain fund account
balances below $10,000)	N/A	$20/year	$20/year

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

			500 Index Fund
	Growth & Income		Pro Forma
	Fund Institutional	500 Index Fund	Combined Fund
	Shares	Admiral Shares	Admiral Shares
Management Fees	0.06%	0.03%	0.03%
12b-1 Distribution Fee	None	None	None
Other Expenses	0.02%	0.02%	0.02%
Total Annual Fund
Operating Expenses	0.08%	0.05%	0.05%

Examples

The following examples are intended to help you compare the cost of investing in Institutional Shares of the Growth & Income Fund, Admiral Shares of the 500 Index Fund, and Admiral Shares of the combined Fund with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in each Fund's shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Growth & Income Fund
Institutional Shares	$8	$26	$45	$103
500 Index Fund
Admiral Shares	$5	$16	$28	$64
500 Index Fund
Pro Forma
Combined Fund
Admiral Shares	$5	$16	$28	$64

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce each Fund's performance. During the most recent fiscal year ended December 31, 2013, the Growth & Income Fund's portfolio turnover rate was 4%. During the most recent fiscal year ended December 31, 2013, the 500 Index Fund's portfolio turnover rate was 3%.

INVESTMENT PRACTICES AND RISK CONSIDERATIONS

Following is a brief discussion of the investment objectives, strategies, and risks of the Funds. More detailed information is available in each Fund's prospectus and any accompanying prospectus supplements, and Statement of Additional Information. Please see the 500 Index Fund's prospectus attached as Appendix B to this information statement/prospectus.

Investment Objective

The investment objectives for the Funds are as follows:

Fund Growth & Income Fund	Investment Objective The Fund seeks to provide a tax-efficient investment return consisting of long-term capital appreciation and a moderate level of current income.
500 Index Fund	The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

Primary Investment Strategies

The primary investment strategies for the Funds are as follows:

Fund Growth & Income Fund

Primary Investment Strategies

The Fund purchases stocks included in the Index—an index that is dominated by the stocks of large U.S. companies. The Fund will hold substantially all of the stocks in the Index and expects to earn a level of dividend income consistent with that of the Index, less the Fund’s expenses. To minimize capital gains distributions caused by portfolio trades, the Fund sells portfolio securities with a higher tax basis.

The asset-weighted median market capitalization of the Growth & Income Fund’s stock holdings as of December 31, 2013, was $70.48 billion.

Fund 500 Index Fund

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target Index. The Fund may change its 80% policy upon 60 days’ notice to shareholders.

The asset-weighted median market capitalization of the 500 Index Fund’s stock holdings as of December 31, 2013, was $70.48 billion.

Primary Risks

An investment in a Fund could lose money over short or even long periods. You should expect a Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market.

Both Funds are subject to the following risks, which could affect the Funds' performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. A Fund's target index tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market. In addition, a Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

• Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Other Investment Policies and Risks

The Funds may invest, to a limited extent, in derivatives, including stock futures. The 500 Index Fund may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of investments directly in the underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

In addition, the Growth & Income Fund may invest in shares of exchange-traded funds (ETFs). These futures and ETFs typically provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or provide flexibility for the Growth & Income Fund to seek better tax efficiency. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

The 500 Index Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's Board of Trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The 500 Index Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.

Cash Management. Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures. Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, a Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund receives large cash flows that it cannot prudently invest immediately.

In addition, the Growth & Income Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Comparison of Investment Objectives, Investment Strategies and Risks

The Growth & Income Fund and the 500 Index Fund currently have different investment objectives. The Growth & Income Fund seeks to provide a tax-efficient investment return consisting of long-term capital appreciation and a moderate level of current income. The 500 Index Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The combined Fund will maintain the investment objective of the 500 Index Fund. There is no guarantee that each Fund will achieve its stated objective.

The Funds have similar investment strategies. While both Funds purchase stocks that make up the Index, each Fund utilizes a slightly different investment approach. The Growth & Income Fund will hold substantially all of the stocks in the Index, while expecting to earn a level of dividend income consistent with that of the Index, less the Fund's expenses and minimizing capital gains distributions caused by portfolio trades by selling portfolio securities with a higher tax basis. The 500 Index Fund replicates the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The combined Fund will continue to utilize the investment strategies of the 500 Index Fund.

After the closing of the Reorganization, Growth & Income Fund shareholders will still be part of a Fund that invests in the Index. The portfolio composition of both Funds are substantially similar. Although the combined Fund may no longer seek to minimize capital gains distributions as a stated objective and strategy, Growth & Income Fund shareholders should benefit by being in a fund that seeks to replicate the Index. Shareholders may also benefit from the combined Fund's ETF Share Class that seeks to reduce the 500 Index Fund's capital gains.

The Funds have identical risks and the combined Fund will continue to have these risks.

Investment Advisor and Portfolio Managers

The Funds have the same investment advisor, Vanguard, and are overseen by the same group within Vanguard, the Equity Investment Group.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard.

He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard's Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard's Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The managers primarily responsible for the day-to-day management of the Funds are different.

The Growth & Income Fund is overseen by:

Michael A. Johnson, Portfolio Manager at Vanguard. He has been with Vanguard since 1999, has worked in investment management since 2007, has managed investment portfolios since 2010, and has managed the Fund since 2013. Education: B.S.B.A., Shippensburg University.

The 500 Index Fund is overseen by:

Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed investment portfolios, including the Fund, since 1991. Education: B.S., University of Vermont; M.B.A., Villanova University.

After the closing of the Reorganization, Mr. Buek will be the portfolio manager of the combined Fund.

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Funds.

INVESTMENT PERFORMANCE OF THE FUNDS

Investment Performance of Growth & Income Fund: Admiral Shares

The following bar chart and table are intended to help you understand the risks of investing in the Growth & Income Fund. The bar chart shows how the performance of the Growth & Income Fund's Admiral Share Class has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Admiral Shares compare with those of the Growth & Income Fund's benchmark index, which has investment characteristics similar to those of the Fund. Keep in mind that the Growth & Income Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.94% (quarter ended June 30, 2009), and the lowest return for a quarter was –21.94% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Vanguard Tax-Managed Growth and Income Fund Admiral Shares
Return Before Taxes	32.25%	17.87%	7.37%
Return After Taxes on Distributions	31.64	17.46	7.03
Return After Taxes on Distributions and Sale of Fund Shares	18.67	14.55	6.00
Standard & Poor’s 500 Index
(reflects no deduction for fees, expenses, or taxes)	32.39%	17.94%	7.41%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Performance of Growth & Income Fund: Institutional Shares

The following bar chart and table are intended to help you understand the risks of investing in the Growth & Income Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of the Growth & Income Fund's benchmark index, which has investment characteristics similar to those of the Fund. Keep in mind that the Growth & Income Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Growth & Income Fund Institutional Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.92% (quarter ended June 30, 2009), and the lowest return for a quarter was –21.94% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2013

	1 Year	5 Years	10 Years
Vanguard Tax-Managed Growth and Income Fund Institutional Shares
Return Before Taxes	32.30%	17.92%	7.40%
Return After Taxes on Distributions	31.67	17.51	7.06
Return After Taxes on Distributions and Sale of Fund Shares	18.71	14.59	6.03
Standard & Poor’s 500 Index
(reflects no deduction for fees, expenses, or taxes)	32.39%	17.94%	7.41%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Performance of 500 Index Fund: Admiral Shares

The following bar chart and table are intended to help you understand the risks of investing in the 500 Index Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Admiral Shares compare with those of the 500 Index Fund’s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — 500 Index Fund Admiral Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.99% (quarter ended June 30, 2009), and the lowest return for a quarter was –21.92% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2013

	1 Year	5 Years	10 Years
Vanguard 500 Index Fund Admiral Shares
Return Before Taxes	32.33%	17.94%	7.39%
Return After Taxes on Distributions	31.70	17.52	7.04
Return After Taxes on Distributions and Sale of Fund Shares	18.73	14.61	6.02
Standard & Poor’s 500 Index
(reflects no deduction for fees, expenses, or taxes)	32.39%	17.94%	7.41%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Share Price

Share price, also known as net asset value ("NAV"), is calculated each business day as of the close of regular trading on the New York Stock Exchange (or "Exchange"), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the Board of Trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Purchases, Redemptions, and Exchanges of Fund Shares; Other Shareholder Information

Purchase, Redemption, and Exchange Information. The following chart highlights the purchase, redemption, and exchange features of the Funds.

Purchase,	Growth & Income	Growth & Income
Redemption, and	Fund	Fund	500 Index Fund
Exchange Features	Admiral Shares	Institutional Shares	Admiral Shares
Minimum initial
purchase amount	$10,000	$5 million	$10,000
Additional	$100 (other than	$100 (other than	$100 (other than
Investment	by Automatic	by Automatic	by Automatic
purchase amount	Investment Plan,	Investment Plan,	Investment Plan,
	which has no	which has no	which has no
	established	established	established
	minimum)	minimum)	minimum)

Purchases	Through Vanguard’s	Through Vanguard’s	Through Vanguard’s
	website, mobile	website, mobile	website, mobile
	application, by	application, by	application, by
	telephone, or by	telephone, or by	telephone, or by
	mail	mail	mail

Redemptions	Through Vanguard’s	Through Vanguard’s	Through Vanguard’s
	website, mobile	website, mobile	website, mobile
	application, by	application, by	application, by
	telephone, or by	telephone, or by	telephone, or by
	mail	mail	mail

Free Exchange	Yes, through	Yes, through	Yes, through
Privileges	Vanguard’s website,	Vanguard’s website,	Vanguard’s website,
	mobile application,	mobile application,	mobile application,
	by telephone, or	by telephone, or	by telephone, or
	by mail	by mail	by mail

Purchasing Shares

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value ("NAV") as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange ("NYSE") is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you designated for withdrawal of funds from your bank account. Your bank account generally will be debited on the business day after your trade date. If the date you designated for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

If your purchase request is not accurate and complete, it may be rejected.

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares and Admiral Shares. To open and maintain an account: Investor Shares—$3,000; Admiral Shares—$10,000. You will be issued Admiral Shares in connection with the Reorganization. If in the future, your investment amount does not meet the account minimum for Admiral Shares, your investment may be placed in Investor Shares of a Fund. Institutional and financial intermediary clients should contact Vanguard for information on special eligibility rules that may apply to them.

Account Minimums for Institutional Shares. To open and maintain an account: $5 million.

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating separate accounts within the same Fund. This aggregation policy does not apply to financial intermediaries.

Vanguard may charge additional recordkeeping fees for institutional clients whose accounts are recordkept by Vanguard. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your account.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

The 500 Index Fund also offers Investor and ETF Shares. When a conversion occurs, you receive shares of one class in place of shares of another class of the same Fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in a Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in a Fund is at least $10,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Institutional and financial intermediary clients should contact Vanguard for information on special eligibility rules that may apply to them.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in a Fund exceeds $10,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Institutional and financial intermediary clients should contact Vanguard for information on special eligibility rules that may apply to them.

Conversions to Institutional Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares of the Fund, provided that your account meets all eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by the 500 Index Fund may convert those shares to ETF Shares of equivalent value of the same Fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® (Vanguard Brokerage) or with any other brokerage firm.

Vanguard Brokerage does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs. Please note that mandatory conversions do not apply to ETF Shares.

Redeeming Shares

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect a Fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by written request.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Payments to Financial Intermediaries

The Funds and their investment advisor do not pay financial intermediaries for sales of their shares.

Advisory Arrangements

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Investment Group. As of January 31, 2014, Vanguard served as advisor for approximately $2.1 trillion in assets. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2013, the advisory expenses represented an effective annual rate of 0.01% of Growth & Income Fund's average net assets and less than 0.01% for 500 Index Fund's average net assets.

For a discussion of why the Board of Trustees approved each Fund's investment advisory arrangement, see the most recent semiannual reports to shareholders covering the fiscal period ended June 30, 2013.

Dividends, Capital Gains, and Taxes

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend or short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income," if any, distributed by a Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Although the Growth & Income Fund seeks to minimize distributions of taxable capital gains, it may not always achieve this goal. Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event.

By contrast, an exchange between classes of shares of different funds is a taxable event.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on "net investment income." Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

This information statement/prospectus provides general tax information only. Please consult your tax advisor for detailed information about any tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide us with your correct taxpayer identification number.
  Certify that the taxpayer identification number is correct.
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds, generally are not sold outside the United States, except to certain qualified investors. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a Fund and increase the Fund's costs for all shareholders, the Board of Trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the limitations.) For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.) * The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or revoking the client's exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary's clients. Intermediaries also may monitor their clients' trading activities with respect to Vanguard funds.

Financial Highlights (Admiral Shares)

The following financial highlights table is intended to help you understand the 500 Index Fund's Admiral Shares financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). The information for all periods in the table through December 31, 2013, has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the 500 Index Fund's financial statements—is included in the Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

500 Index Fund Admiral Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$131.37	$115.80	$115.83	$102.67	$83.09
Investment Operations
Net Investment Income	3.142	2.866	2.391	2.152	2.227
Net Realized and Unrealized Gain (Loss)
on Investments	38.980	15.560	(.031)	13.092	19.556
Total from Investment Operations	42.122	18.426	2.360	15.244	21.783
Distributions
Dividends from Net Investment Income	(3.132)	(2.856)	(2.390)	(2.084)	(2.203)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.132)	(2.856)	(2.390)	(2.084)	(2.203)
Net Asset Value, End of Period	$170.36	$131.37	$115.80	$115.83	$102.67
Total Return[1]	32.33%	15.96%	2.08%	15.05%	26.62%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$82,357	$59,749	$51,925	$51,438	$28,380
Ratio of Total Expenses to Average
Net Assets	0.05%	0.05%	0.05%	0.06%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.07%	2.25%	2.04%	2.05%	2.53%
Portfolio Turnover Rate[2]	3%	3%	4%	5%	12%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the
Fund’s capital shares, including ETF Creation Units.

Information About the Reorganization

At a meeting on September 26, 2013, the Boards of Trustees for the Funds discussed and approved the proposed Reorganization and the Agreement and Plan of Reorganization (the "Agreement and Plan"). The Vanguard Tax-Managed Funds® (the "Tax-Managed Trust"), the legal entity to which the Growth & Income Fund belongs, and the Vanguard Index Funds (the "Index Trust"), the legal entity to which the 500 Index Fund belongs, have entered into an Agreement and Plan, by and between the Growth & Income Fund and the 500 Index Fund.

Agreement and Plan of Reorganization. The Agreement and Plan sets out the terms and conditions that will apply to the Reorganization.

Three Steps to Reorganize. The Reorganization will be accomplished in a three-step process:

• First, the Growth & Income Fund will transfer substantially all of its assets and liabilities to the 500 Index Fund.

• Second, and simultaneously with step one, the 500 Index Fund will open an account for each Growth & Income Fund shareholder, crediting it with an amount of Admiral Shares of the 500 Index Fund equal in value to the Admiral Shares and Institutional Shares, respectively, of the Growth & Income Fund owned by such holder at the time of the Reorganization.

• Third, the Growth & Income Fund will be liquidated promptly and terminated as a series of the Tax-Managed Trust.

Until the closing date of the Reorganization, shareholders of the Growth & Income Fund will be able to redeem their shares of the Fund. Redemption requests received after the Reorganization will be treated as requests for redemption of shares of the 500 Index Fund received by the shareholder in the Reorganization. It is also anticipated that shortly before the Reorganization is scheduled to occur, the Growth & Income Fund will be closed for any investment, which will assist in the processing of the Reorganization. If you place a purchase order directly or through an investment program during this period before the closing, then it will be rejected.

The obligations of the Funds under the Agreement and Plan are subject to various conditions. Among other things, the Agreement and Plan requires that all filings be made with, and all consents be received from federal, state, and local regulatory authorities as may be necessary to carry out the transactions contemplated by the Agreement and Plan. The Agreement and Plan may be terminated at any time by the actions of the trustees of either Fund, and may be amended, modified, or supplemented as may be mutually agreed upon by authorized officers for the Funds. For a complete description of the terms and conditions that will apply to the

Reorganization, please see the form of Agreement and Plan attached as Appendix A to this information statement/prospectus.

Effective as Soon as Practicable. The Reorganization will take place as soon as practicable after all necessary regulatory approvals and legal opinions are received. It is currently anticipated that the Reorganization will be accomplished on or about the close of business on May 16, 2014.

Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. This means that none of the parties involved—the Growth & Income Fund, the 500 Index Fund, or their respective shareholders—will recognize a gain or loss directly as a result of the Reorganization. There is additional information about the federal income tax consequences of the Reorganization in the Agreement and Plan.

• Final distribution. Prior to the Reorganization, the Growth & Income Fund will distribute any remaining undistributed net income and/or realized capital gains. These distributions generally will be taxable to you.

• Payments of distributions. Following the Reorganization, 500 Index Fund shareholders (including former shareholders of the Growth & Income Fund) will participate fully in any distributions made for the Admiral Shares of the 500 Index Fund. These distributions generally will be taxable to you.

• Cost basis. Following the Reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the Growth & Income Fund and the 500 Index Fund. Vanguard will provide to you certain cost basis information in connection with the Reorganization in its "Report of Organizational Actions Affecting Basis of Securities," which will be available on vanguard.com a short time after the Reorganization.

Each Fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2013, the Growth & Income Fund had capital loss carryforwards of approximately $11,873,000 (or 0.4% of the Fund's net assets) available to offset future net capital gains; these carryforwards are due to expire in 2016. At December 31, 2013, the 500 Index Fund had capital loss carryforwards of approximately $4,054,780,000 (or 2.5% of the Fund's net assets) available to offset future net capital gains; a portion of these carryforwards are due to expire in 2014 through 2016 and a portion are permitted to be carried forward indefinitely until they are used, but must be used before any expiring loss carryforwards.

Should the Growth & Income Fund or 500 Index Fund have available capital loss carryforwards at the time of the Reorganization, the Reorganization would impact the use of the Growth & Income Fund's and/or the 500 Index Fund's capital loss carryforwards, including in the following manner: (1) the carryforwards would benefit the shareholders of the combined Fund, rather than only the shareholders of the Growth & Income Fund and/or the 500 Index Fund; (2) any gains recognized after the Reorganization that are attributable to appreciation in the Growth & Income Fund's and/ or the 500 Index Fund's portfolio at the time of the Reorganization and that exceed certain thresholds would not be able to be offset by the capital loss carryforwards of the other Fund for five years following the Reorganization; and (3) the expiration date of the Growth & Income Fund's carryforwards would be accelerated by one taxable year; for example, the Growth & Income Fund's carryforwards currently due to expire in its taxable year ending December 31, 2016, would instead expire in the combined Fund's taxable year ending December 31, 2015. In addition, should the Growth & Income Fund have available capital loss carryforwards at the time of the Reorganization in excess of certain thresholds, the amount of these carryforwards that could be utilized in any taxable year would equal the long-term tax-exempt rate at the time of the Reorganization multiplied by the aggregate net asset value of the Growth & Income Fund at the time of the Reorganization, and this yearly limitation will be increased by any capital gains realized after the Reorganization on securities held by the Growth & Income Fund that had unrealized appreciation at the time of the Reorganization and that exceed certain thresholds. Based on the Growth & Income Fund's size relative to its capital loss carryforwards as of December 31, 2013, this limitation would have had no practical effect had the Reorganization closed at that time.

The capital loss carryforwards and limitations described above may change significantly between now and the Reorganization Closing Date, expected to be approximately May 16, 2014. Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of either or both of the Funds expiring unused.

Each Fund will continue its operations pursuant to its investment objective and policies through the Reorganization. The Funds may restructure their respective portfolios in anticipation of the Reorganization. Any type of restructuring done by either Fund prior to the closing of the Reorganization may incur potential transaction costs, which will be borne by the shareholders of the respective Fund. We expect that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Expenses of the Reorganization. The Growth & Income Fund will bear the expenses incurred in the Reorganization, which are expected to be a total of $34,868. These expenses include the cost of the printing and mailing of this information statement/ prospectus, and audit fees.

Why We Want to Reorganize Your Funds.

The purpose of the Reorganization is to combine the Growth & Income Fund with and into the 500 Index Fund. The 500 Index Fund utilizes the same Index, has similar investment strategies, and has identical primary risks as the Growth & Income Fund. The Reorganization has been proposed to consolidate the assets of the Funds for the following reasons:

First, the Growth & Income Fund's shareholders would benefit from the 500 Index Fund's ETF Share class. The Growth & Income Fund was created for investors seeking a tax-efficient investment return consisting of long-term capital appreciation, and a moderate level of current dividend income through its investment in the Index. The 500 Index Fund's ETF Share Class allows the Fund to reduce its capital gains. In addition, shareholders of the 500 Index Fund's Admiral Share class will have the ability to convert those shares to the Fund's ETF Share Class, which offers intraday liquidity (please contact Vanguard to obtain a prospectus for ETF shares).

Next, consolidating the assets of both Funds would simplify the Vanguard fund lineup and focus inflows to one Fund with similar characteristics. Currently, both Funds seek to track the same Index, and have similar investment strategies and identical risks. The Funds focus on the same market segment, by investing in equities of large U.S. companies.

Finally, the shareholders of the Funds would benefit from economies of scale of a larger, combined Fund. Shareholders would benefit from eliminating duplicative expenses and spreading fixed costs over the larger asset base of the combined Fund, which we anticipate over time, will achieve economies of scale. In addition, the total annual fund operating expenses for the Admiral Share Class of the 500 Index Fund is lower than the total annual fund operating expenses of the Admiral and Institutional Share Classes of the Growth & Income Fund.

As a result of this Reorganization, there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes, since the Reorganization is expected to be a tax-free transaction.

The Boards of Trustees believe that it is in shareholders' best interests to reorganize the Growth & Income Fund with and into the 500 Index Fund, which will issue Admiral Shares of the 500 Index Fund to shareholders of the Growth & Income Fund. After the Reorganization, you will be a shareholder of the 500 Index Fund, and the Growth & Income Fund, which will have no remaining assets, will be dissolved.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization. The Index Trust and the Tax-Managed Trust (the "Trusts") are each organized as a Delaware statutory trust. The Funds are series of the Trusts, which are each an open-end management investment company registered under the 1940 Act.

Trustees. The business and affairs of each Fund are managed under the direction of a Board of Trustees. The respective Board of Trustees of each Fund has the same members.

Voting Rights. Shareholders of the Funds are entitled to one vote for each dollar of net asset value and a fractional vote for each fractional dollar of net assets owned unless otherwise required by applicable law. Separate votes are required by each series or class of shares on matters affecting an individual series or class. Shares have noncumulative voting rights and no preemptive or subscription rights. The Funds are not required to hold shareholder meetings annually, although shareholder meetings may be called from time to time for purposes such as electing or removing trustees, changing fundamental policies, or approving a significant transaction.

Independent Auditor. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Funds.

Service Agreements. Each Fund is part of the Vanguard group of investment companies, which consists of more than 170 funds. Through their jointly owned subsidiary, Vanguard, the Funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to the Funds. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment.

The following is a description of the material terms of the current arrangements for the Funds with Vanguard.

Fees

Under the Funds' Service Agreement, each Fund obtains, at cost from Vanguard, corporate management, administrative, transfer agency, investment advisory, and distribution services. Each Fund pays its share of Vanguard's operating expenses, which are allocated among the Vanguard funds under methods approved by the Board of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

Capitalization of Vanguard

The Funds' Service Agreement provides that each member fund may be called upon to invest up to 0.40% of its current net assets in Vanguard. The amounts that each Fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital.

Comparing Capital Contributions. As of December 31, 2013, the 500 Index Fund had contributed $17,431,000 in capital to Vanguard, representing 0.01% of the Fund's net assets and 6.97% of Vanguard's capitalization. The 500 Index Fund's capital investment in Vanguard would have been $17,797,000 representing 0.01% of the combined Fund's net assets and 7.12% of Vanguard's capital overall, if the Funds had been combined as of December 31, 2013.

Capitalization. The following table shows, on an unaudited basis, the capitalization of each Fund as of March 14, 2014, and the capitalization of the 500 Index Fund on a pro forma basis as of that date, after giving effect to the proposed acquisition of assets at net asset value. The following are examples of the number of shares of the Growth & Income Fund's Admiral and Institutional Shares that would be exchanged for the Admiral Shares of the 500 Index Fund if the Reorganization had been consummated on March 14, 2014. The examples do not reflect the number of such shares or the value of such shares that would actually be received when the Reorganization occurs.

Capitalization Table

(unaudited)

					Pro Forma
		Growth &		Total	Combined
	Growth &	Income Fund		Pro Forma	500 Index
	Income Fund	Institutional	500 Index Fund Adjustments		Fund
	Admiral Shares	Shares	Admiral Shares	(a)	Admiral Shares
Total Net
Assets	$2,896,940,733	$420,753,583	$84,244,619,708	($34,868)	$87,562,279,156
Total Number
of Shares
Outstanding	34,948,006	10,430,051	494,227,495	(25,914,550)	513,691,002
NAV Per
Share	$82.89	$40.34	$170.46	N/A	$170.46

(a) Pro Forma adjustments represent the dollar amount of reorganization expenses incurred by Growth & Income Fund and the net change in shares outstanding pursuant to the Reorganization.

GENERAL INFORMATION

This section provides information on a number of topics relating to the information statement/prospectus.

Annual/Semiannual Reports. The most recent annual and semiannual reports to shareholders for the Growth & Income Fund and the 500 Index Fund are available at no cost. To request a report, please call Vanguard toll-free at 800-662-7447, or write to us at P.O. Box 2600, Valley Forge, PA 19482-2600. The reports are also available at our website, vanguard.com. Participants in a company-sponsored 401(k) or other retirement plan administered by Vanguard may call us toll-free at 800-523-1188.

Principal Shareholders. As of March 31, 2014, the Growth & Income Fund had approximately $3,365,921,164 in net assets and 45,428,088 outstanding shares.

As of the same date, the officers and trustees of the Tax-Managed Trust, as a group, owned less than 1% of the outstanding shares of the Growth & Income Fund.

As of the same date, the Admiral Shares of the Growth & Income Fund did not have persons that were known to be the record or beneficial owner of more than 5% of the outstanding shares of the Fund.

As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Institutional Shares of the Growth & Income Fund:

Record Owner	Percentage of Outstanding Shares Owned
National Financial Service Corporation
200 Liberty St	26.56%
New York, NY 10281
SEI Private Trust Company
One Freedom Valley Drive	24.91%
Oaks, PA 19456
Donaghy Sales Inc.
2363 S. Cedar Ave	9.53%
Fresno, CA 93725
President & Fellows of Harvard College
FBO Harvard Charitable Remainder Trusts
600 Atlantic Avenue	5.36%
Floor 13
Boston, MA 02210

As of March 31, 2014, the 500 Index Fund had approximately $165,460,90 ,783 in net assets and 1,001,595,435 outstanding shares. As of the same date, the officers and trustees of the Index Trust, as a group, owned less than 1% of the outstanding shares of the 500 Index Fund.

As of the same date, the Admiral Shares of the 500 Index Fund did not have persons that were known to be the record or beneficial owner of more than 5% of the outstanding shares of the Fund.

The percentage of the Admiral and Institutional Shares of the Growth & Income Fund that would be owned by the above named shareholders upon completion of the Reorganization is expected to be lower, as would the aggregate percentage of the 500 Index Fund, due to the combination of the Funds.

For purposes of the 1940 Act, any person who owns, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the preceding table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, may be presumed to control such class. The Funds generally believe that most of the shares referred to in the above table were held by the above persons in accounts for their fiduciary, agency, or custodial customers.

Obtaining Information From the SEC. The Tax-Managed Trust and Index Trust are subject to the informational requirements of the 1933 Act, Securities Exchange Act of 1934, and the 1940 Act and must file certain reports and other information with the SEC.

The reports and other information filed by the 500 Index Fund and the Growth & Income Fund can be inspected and copied at the public reference facilities maintained by the SEC located at 100 F Street, N.E., Washington, DC 20549. Copies of such materials can be obtained from the Public Reference Section, Officer of Consumer Affairs and Information Service, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _____, 2014, by and between Vanguard Index Funds (the "Acquiring Trust"), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of Vanguard 500 Index Fund (the "Acquiring Fund") and Vanguard Tax-Managed Funds (the "Acquired Fund Trust"), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of Vanguard Tax-Managed Growth and Income Fund (the "Acquired Fund").

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for shares of beneficial interest of the Admiral Shares of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; and (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act") and the Acquired Fund own securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Trust is an open-end management investment company registered under the 1940 Act;

WHEREAS, each of the Acquired Fund and Acquiring Fund qualifies as a "regulated investment company" under Subchapter M of the Code;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of substantially all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

WHEREAS, the Board of Trustees of the Acquired Fund Trust has (i) determined that the exchange of substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring

Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction, and (ii) determined that the Reorganization is advisable;

WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Acquired Fund;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN

EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF THE ACQUIRED FUND'S LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer substantially all of its assets as set forth in paragraph 1.2 to the Acquiring Fund and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares (rounded to the third decimal place), determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1 by the net asset value of one share of the corresponding Acquiring Fund Share computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. For the purposes of this Agreement, the Acquired Fund shareholders holding Admiral Class and Institutional Class shares will receive shares of the Acquiring Fund Shares only. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including without limitation, all cash, securities, commodities and futures interests, other financial instruments, accrued amortization and accretion, receivables (including interest and dividend receivables), claims and rights of action, and rights to register shares under applicable securities laws, which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date"), other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 5.3.

     1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves (expected to include expenses incurred in the ordinary course of the Acquired Fund's operations, such as accounts payable relating to custodian and transfer agency fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund's shares) of the Acquired Fund.

     1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund's Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then-credited to the accounts of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of all the Acquired Fund shares owned by such shareholders as of immediately after the close of business on the Closing Date (and after the declaration and payment of any dividends). The outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and Statement of Additional Information.

     1.6. Any reporting responsibility of the Acquired Fund including (but not limited to) the responsibility for any periods ending on or before the Closing Date for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     1.7. The Acquiring Trust on behalf of the Acquiring Fund shall take all actions expressed herein as being the obligations of the Acquiring Fund. The Acquired Fund Trust on behalf of the Acquired Fund shall take all actions expressed herein as being the obligations of the Acquired Fund.

2. VALUATION

     2.1. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (and after the declaration and payment of any dividends) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Funds' Declaration of Trust and then-current prospectus or Statement of Additional Information.

     2.2. The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust and then-current prospectus or Statement of Additional Information.

     2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by The Vanguard Group, Inc. ("VGI").

3. CLOSING AND CLOSING DATE

     3.1. Subject to the terms and conditions set forth herein, the Closing Date shall be May 16, 2014, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4 p.m., Eastern time. The Closing shall be held at the offices of the Acquiring Trust, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, or at such other place and time as the parties shall mutually agree.

     3.2. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the officers of the Trust, accurate appraisal of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.3. The Acquired Fund shall direct the Custodian for the Acquired Fund (the "Acquired Fund Custodian") to deliver, at the Closing, a certificate of an authorized officer stating that (a) the assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (b) all necessary taxes in connection with the delivery of the assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund Trust on behalf of the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund shall direct the Acquired Fund Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act), as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Acquired Fund shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund.

     3.4. The Acquired Fund shall deliver to the Acquiring Fund at the Closing a list of the names and addresses of each shareholder of the Acquired Fund and the number of outstanding shares of the Acquired Fund owned by each shareholder, all as of the Closing Date, certified by the Acquired Trust's Secretary or Assistant Secretary. The Acquiring Fund shall cause VGI to deliver at the Closing a certificate as to the opening of accounts in the Acquired Fund's shareholders' names on the Acquiring Fund's share transfer books. The Acquiring Fund shall issue and deliver a confirmation to the Acquired Fund evidencing the Acquiring Fund Shares to be credited to the Acquired Fund on the Closing Date or provide evidence satisfactory to the Acquired Fund that such shares have been credited to the Acquired Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.5. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.3 hereof to the Custodian of the Acquiring Fund (the "Acquiring Fund Custodian") of any of the assets of the Acquired Fund for the reason that any of such assets have not yet been delivered to it by the Acquired Fund's broker, dealer or other counterparty, then, in lieu of such delivery, then the Acquired Fund shall deliver, with respect to said assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers' confirmation slips.

     3.6. The Acquired Fund and the Acquiring Fund shall each deliver to the other at the Closing a certificate executed in its name by an authorized officer and in form and substance satisfactory to the recipient and dated the Closing Date to the effect that the representations and warranties it made in this Agreement are true and correct as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

     4.1. The Acquired Fund represents and warrants to the Acquiring Fund that for each taxable year of operation since inception (including the taxable year including the Closing Date) the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has computed its federal income tax in a manner consistent with that election. The Acquired Fund represents and warrants to the Acquiring Fund that on or before the Closing Date, the Acquired Fund will have distributed to its shareholders an amount intended to equal all of its current and accumulated investment company taxable income and net realized capital gains, including any such income or gain accruing through the Closing Date.

     4.2. The Acquired Fund represents and warrants to the Acquiring Fund that the current prospectus, Statement of Additional Information, and shareholder report of the Acquired Fund and each prospectus, Statement of Additional Information, and shareholder report of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     4.3. The Acquired Fund represents and warrants to the Acquiring Fund that (i) the financial statements of the Acquired Fund as of[ ], have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which are available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein; and (ii) the unaudited financial statements of the Acquired Fund for[ ], once available, will have been prepared in accordance with GAAP consistently applied by the Acquired Fund, and such statements (copies of which are available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and that there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

     4.4. The Acquired Fund represents and warrants to the Acquiring Fund that since [ ], there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph 4.4, a decline in net asset value per share of the Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund's liabilities, or the redemption of the Acquired Fund's shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

     4.5. Since [ ], there has not been (i) any pending or to the knowledge of the Acquired Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquired Fund; (ii) any option to purchase or other right to acquire shares of the Acquired Fund issued or granted by or on behalf of the Acquired Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquired Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquired Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquired Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquired Fund; (v) any amendment of the Acquired Fund's organizational documents in a manner materially affecting the Acquired Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable.

     4.6. The Acquired Fund represents and warrants to the Acquiring Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

     4.7. The Acquired Fund represents and warrants to the Acquiring Fund that the Acquired Fund is a series of a statutory trust that has been duly formed and is in good standing under the laws of the State of Delaware. The Acquired Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

     4.8. The Acquired Fund represents and warrants to the Acquiring Fund that: (i) the Agreement has been duly authorized, executed and delivered by the Acquired Fund and constitutes a valid and legally binding obligation of the Acquired Fund; and (ii) the Agreement is enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     4.9. The Acquired Fund represents and warrants to the Acquiring Fund that the Registration Statement on Form N-14 of the Acquiring Fund and the Prospectus contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the "Registration Statement"), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquired Fund based on information provided in writing by the Acquired Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquired Fund based on information provided in writing by the Acquired Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Acquired Fund for use in the Registration Statement or any other materials provided by the Acquired Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     4.10. The Acquired Fund represents and warrants to the Acquiring Fund that it has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or included in the liabilities as provided in paragraph 1.3 hereof.

     4.11. The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share of the Acquired Fund. All issued and outstanding shares of beneficial interest of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized, legally issued, fully paid and non-assessable, and are not subject to preemptive or dissenter's rights.

     4.12. The Acquiring Fund represents and warrants to the Acquired Fund that for each taxable year of the Acquiring Fund's operation since inception (including the taxable year including the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has computed its federal income taxes in a manner consistent with that election, and intends to so qualify and elect each taxable year following the Reorganization.

     4.13. The Acquiring Fund represents and warrants to the Acquired Fund that the current prospectus, Statement of Additional Information and shareholder report of the Acquiring Fund and each prospectus, Statement of Additional Information and shareholder report of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     4.14. The Acquiring Fund represents and warrants to the Acquired Fund that (i) the financial statements of the Acquiring Fund as of[ ], have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with GAAP consistently applied, and such statements (copies of which are available to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein; and (ii) the unaudited financial statements of the Acquiring Fund for the [ ], once available, will have been prepared in accordance with GAAP consistently applied by the Acquiring Fund, and such statements (copies of which are available to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and that there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

     4.15. The Acquiring Fund represents and warrants to the Acquired Fund that since [ ], there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this paragraph 4.15, a decline in net asset value per share of the Acquiring Fund's shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund's liabilities, or the redemption of the Acquiring Fund's shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change.

     4.16. Since [], there has not been (i) any pending or to the knowledge of the Acquiring Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund's organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

     4.17. The Acquiring Fund represents and warrants to the Acquired Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

     4.18. The Acquiring Fund represents and warrants to the Acquired Fund that the Acquiring Fund is a business trust that has been duly formed and is validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state, and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

     4.19. The Acquiring Fund represents and warrants to the Acquired Fund that the Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and constitutes a valid and legally binding obligation of the Acquiring Trust on behalf of the Acquiring Fund; and the Agreement is enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     4.20. The Acquiring Fund represents and warrants to the Acquired Fund that the Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund's Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and legally issued and will be fully paid and non-assessable (except as disclosed in the Acquiring Fund's prospectus).

     4.21. The Acquiring Fund represents and warrants to the Acquired Fund that the Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.21 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Fund furnished to the Acquiring Fund by the Acquired Fund. Any written information furnished by the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and the Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable.

     5.2. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.3. The Acquired Fund will distribute to the shareholders of the Acquired Fund on or before the Closing Date an amount intended to equal all of its current or accumulated investment company taxable income and realized net capital gain, including any such income or gain accruing through the Closing Date.

     5.4. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

     5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper, or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Acquired Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.6. The Acquiring Fund will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund. The Registration Statement shall include a prospectus relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act, as applicable. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, then the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND

THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

     6.1. The Board of Trustees of the Acquired Fund Trust shall have determined in good faith that (a) participating in the transaction is in the best interests of the Acquired Fund, and (b) the interests of existing shareholders of the Acquired Fund will not be diluted as a result of its effecting the transaction.

     6.2. The Board of Trustees of the Acquiring Trust shall have determined in good faith that (a) participating in the transaction is in the best interests of the Acquiring Fund, and (b) the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of its effecting the transaction.

     6.3. On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquiring Fund or the Acquired Fund from completing the transactions contemplated herein.

     6.4. The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transaction contemplated by this Agreement under Section 25(c) of the 1940 Act.

     6.5. All consents of other parties and all other consents, orders, and permits of Federal, state, and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

     6.6. The Acquiring Fund's Registration Statement relating to the shares to be issued in connection with the transactions contemplated by this Agreement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     6.7. The parties shall have received the opinion of counsel addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that based upon certain facts, assumptions, and representations:

     6.7.1. The acquisition by the Acquiring Fund of substantially all of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund's Shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

     6.7.2. Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

     6.7.3. Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Fund in the Reorganization.

     6.7.4. Acquiring Fund will recognize no gain or loss upon receiving the assets of Acquired Fund and assuming the liabilities of Acquired Fund in exchange solely for Acquiring Fund Shares.

     6.7.5. The adjusted basis to Acquiring Fund of the assets of Acquired Fund received by Acquiring Fund in the reorganization will be the same as the adjusted basis of those assets in the hands of Acquired Fund immediately before the exchange, except for certain adjustments that may be required to be made as a result of the close of Acquired Fund's taxable year due to the reorganization or as a result of gain recognized on the transfer of certain assets of Acquired Fund.

     6.7.6. Acquiring Fund's holding periods with respect to the assets of Acquired Fund that Acquiring Fund acquires in the transaction will include the respective periods for which those assets were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset and except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Acquired Fund's taxable year or on which gain was recognized upon the transfer to the Acquired Fund).

     6.7.7. The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares.

     6.7.8. The basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the transaction will be the same as the basis of Acquired Fund Shares surrendered by the Acquired Fund Shareholder in exchange therefor.

     6.7.9. An Acquired Fund Shareholder's holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the transaction will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of the Reorganization.

     6.7.10. Pursuant to Section 381 of the Code and Section 1.381(a)-1 of the United States Treasury regulations, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

     6.8. All representations and warranties of the Acquiring Fund and the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.9. The Acquiring Fund and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund and the Acquired Fund on or before the Closing Date.

7. BROKERAGE FEES AND EXPENSES

     7.1. The Acquiring Fund and the Acquired Fund each represent and warrant to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     7.2. Each party to this Agreement shall bear its own expenses in connection with carrying out the terms of this Agreement.

8. TERMINATION

This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, this Agreement may be terminated as follows at or prior to the Closing Date:

     (a) the Acquired Fund may terminate this Agreement by resolution of the Board of Trustees of the Acquired Fund Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquired Fund or the shareholders of the Acquired Fund.

     (b) the Acquiring Fund may terminate this Agreement by resolution of the Board of Trustees of the Acquiring Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquiring Fund or the shareholders of the Acquiring Fund.

9. AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund.

10. ENTIRE AGREEMENT; TERMINATION OF WARRANTIES

     10.1. The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY; COUNTERPARTS

     11.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     11.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     11.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     11.4. All persons dealing with the Acquiring Trust on behalf of the Acquiring Fund must look solely to the property of the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquiring Fund. No series of the Acquiring Trust shall be liable for any claims against any other series of the Trust. The Acquired Fund Trust on behalf of the Acquired Fund specifically acknowledges and agrees that any liability of the Acquired Fund Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the

Acquiring Fund and that no other series of the Acquiring Trust shall be liable with respect thereto.

     11.5. All persons dealing with the Acquired Fund Trust on behalf of the Acquired Fund must look solely to the property of the Acquired Fund for the enforcement of any claims as none of the trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquired Fund. No series of the Acquired Fund Trust shall be liable for any claims against any other series of the Trust. The Acquiring Trust on behalf of the Acquiring Fund specifically acknowledges and agrees that any liability of the Acquiring Trust under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund and that no other series of the Acquired Fund Trust shall be liable with respect thereto.

     11.6. This Agreement may be executed in one or more counterparts, all of which counterparts shall together constitute one and the same agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer and attested by its Secretary or Assistant Secretary.

ATTEST	VANGUARD INDEX FUNDS, ON BEHALF OF VANGUARD 500 INDEX FUND
Name: Heidi Stam Title: Secretary ATTEST	Name: F. William McNabb III Title: President and Chief Executive Officer VANGUARD TAX-MANAGED FUNDS, ON BEHALF OF VANGUARD TAX-MANAGED GROWTH AND INCOME FUND
Name: Heidi Stam	Name: F. William McNabb III
Title: Secretary	Title: President and Chief Executive Officer

APPENDIX B

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Vanguard 500 Index Fund
Prospectus

April 12, 2013

Investor Shares & Admiral™ Shares
Vanguard 500 Index Fund Investor Shares (VFINX)
Vanguard 500 Index Fund Admiral Shares (VFIAX)

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2012.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	21
Investing in Index Funds	6	Purchasing Shares	21
More on the Fund	7	Converting Shares	24
The Fund and Vanguard	12	Redeeming Shares	26
Investment Advisor	12	Exchanging Shares	29
Dividends, Capital Gains, and Taxes	14	Frequent-Trading Limitations	29
Share Price	16	Other Rules You Should Know	31
Financial Highlights	18	Fund and Account Updates	35
		Contacting Vanguard	37
		Additional Information	38
		Glossary of Investment Terms	40

Fund Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for fund account balances below $10,000)	$20/year	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Expenses	0.14%	0.03%
12b-1 Distribution Fee	None	None
Other Expenses	0.03%	0.02%
Total Annual Fund Operating Expenses	0.17%	0.05%

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Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$17	$55	$96	$217
Admiral Shares	$5	$16	$28	$64

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Standard & Poor‘s 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector,

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category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard 500 Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.97% (quarter ended June 30, 2009), and the lowest return for a quarter was –21.94% (quarter ended December 31, 2008).

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Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard 500 Index Fund Investor Shares
Return Before Taxes	15.82%	1.57%	6.99%
Return After Taxes on Distributions	15.47	1.25	6.68
Return After Taxes on Distributions and Sale of Fund Shares	10.75	1.28	6.11
Vanguard 500 Index Fund Admiral Shares
Return Before Taxes	15.96%	1.68%	7.09%
Standard & Poor's 500 Index
(reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	7.10%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Michael H. Buek, CFA, Principal of Vanguard. He has managed the Fund since 1991.

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Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$3,000	$10,000
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

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More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund’s Investor Shares and Admiral Shares. A separate prospectus offers the Fund’s Signal® Shares, which are generally for institutional and financial intermediary investors. In addition, the Fund issues an exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard 500 Index Fund’s expense ratios would be as follows: for Investor Shares, 0.17%, or $1.70 per $1,000 of average net assets;
for Admiral Shares, 0.05%, or $0.50 per $1,000 of average net assets. The average expense ratio for large-cap core funds in 2012 was 1.15%, or $11.50 per
$1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry).

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Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926–2012)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	9.8	10.5	11.2

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The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2012. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.8%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of December 31, 2012, was $56.4 billion.

The Fund is subject to investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Security Selection

The Fund attempts to track the investment performance of a benchmark index that measures the return of predominantly large-cap stocks. The Fund uses the replication method of indexing, meaning that it generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives, including stock futures. The Fund

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may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to

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detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. Turnover rates for large-cap stock index funds tend to be low because large-cap indexes—such as the S&P 500 Index—typically do not change significantly from year to year. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 75%, as reported by Morningstar, Inc., on December 31, 2012.

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Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Investment Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.7 trillion in assets. Vanguard provides investment advisory services to the Fund on

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an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Active Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. He received his A.B. in economics from Stanford University and a Ph.D. in economics from Columbia University.

The manager primarily responsible for the day-to-day management of the Fund is:

Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed investment portfolios, including the Fund, since 1991. Education: B.S., University of Vermont; M.B.A., Villanova University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

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Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

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• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Individuals, trusts, and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income” in tax years beginning on or after January 1, 2013. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About “Buying a Dividend”

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,”
check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide us with your correct taxpayer identification number;
  Certify that the taxpayer identification number is correct; and
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

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Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, generally are not sold outside the United States, except to certain qualified investors. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the “Non-U.S. Investors” page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or

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regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Financial Highlights

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund‘s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Fund’s Investor Shares as an example. The Investor
Shares began fiscal year 2012 with a net asset value (price) of $115.80 per share.
During the year, each Investor Share earned $2.709 per share from investment income (interest and dividends) and $15.56 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $2.699 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $131.37, reflecting earnings of $18.269 per share and distributions of $2.699 per share. This was an increase of $15.57 per share (from $115.80 at the beginning of the year to $131.37 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 15.82% for the year.

As of December 31, 2012, the Investor Shares had approximately $24.8 billion in net assets. For the year, the expense ratio was 0.17% ($1.70 per $1,000 of net assets), and the net investment income amounted to 2.13% of average net assets. The Fund sold and replaced securities valued at 3% of its net assets.

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500 Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$115.80	$115.82	$102.67	$83.09	$135.15
Investment Operations
Net Investment Income	2.709	2.246	2.020	2.131	2.443
Net Realized and Unrealized Gain (Loss)
on Investments	15.560	(.020)	13.096	19.553	(51.998)
Total from Investment Operations	18.269	2.226	15.116	21.684	(49.555)
Distributions
Dividends from Net Investment Income	(2.699)	(2.246)	(1.966)	(2.104)	(2.505)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.699)	(2.246)	(1.966)	(2.104)	(2.505)
Net Asset Value, End of Period	$131.37	$115.80	$115.82	$102.67	$83.09
Total Return[1]	15.82%	1.97%	14.91%	26.49% –37.02%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,821	$25,967	$31,904	$48,313	$38,778
Ratio of Total Expenses to Average Net Assets	0.17%	0.17%	0.17%	0.18%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.13%	1.92%	1.94%	2.42%	2.16%
Portfolio Turnover Rate[2]	3%	4%	5%	12%	6%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemption of the Fund’s capital shares, including ETF Creation Units.

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500 Index Fund Admiral Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$115.80	$115.83	$102.67	$83.09	$135.15
Investment Operations
Net Investment Income	2.866	2.391	2.152	2.227	2.534
Net Realized and Unrealized Gain (Loss)
on Investments	15.560	(.031)	13.092	19.556	(52.000)
Total from Investment Operations	18.426	2.360	15.244	21.783	(49.466)
Distributions
Dividends from Net Investment Income	(2.856)	(2.390)	(2.084)	(2.203)	(2.594)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.856)	(2.390)	(2.084)	(2.203)	(2.594)
Net Asset Value, End of Period	$131.37	$115.80	$115.83	$102.67	$83.09
Total Return[1]	15.96%	2.08%	15.05%	26.62%	–36.97%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$59,749	$51,925	$51,438	$28,380	$23,009
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.06%	0.07%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.25%	2.04%	2.05%	2.53%	2.24%
Portfolio Turnover Rate[2]	3%	4%	5%	12%	6%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemption of the Fund’s capital shares, including ETF Creation Units.

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Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See

Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares To open and maintain an account. $3,000.

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

Account Minimums for Admiral Shares

To open and maintain an account. $10,000. If you request Admiral Shares when you open a new account, but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them.

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

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How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or through our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

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Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Admiral Shares. Please note that Admiral Shares generally are not available for:

• SIMPLE IRAs and Individual 403(b)(7) Custodial Accounts or

• Certain retirement plan accounts receiving special administrative services from Vanguard, including Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money

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orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a

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nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in a Fund is at least $10,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them. See Contacting Vanguard.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $10,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® (Vanguard Brokerage) or with any other brokerage firm.

Vanguard Brokerage does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

Mandatory Conversions to Investor Shares

If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in

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the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs. Please note that mandatory conversions do not apply to ETF Shares.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption option, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

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Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

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If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

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Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by written request. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or

29

exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by phone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

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• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one summary prospectus (or prospectus) and/or shareholder report when two or more shareholders have the same last name and address. You may

31

request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

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Written instructions also must include:

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

33

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of a fund’s minimum initial investment amount. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.

• Accounts held through intermediaries.

• Accounts held by Voyager, Voyager Select, and Flagship clients. Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, and $1 million for Vanguard Flagship Services®. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.* Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

34

* The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. This policy applies to nonretirement fund accounts and accounts that are held through intermediaries.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting

35

redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter. Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax forms to assist you in preparing your income tax returns. These forms, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of vanguard.com can also view these forms through our website. Vanguard may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard 500 Index Fund twice a year, in February and August. These reports include overviews of the financial markets and provide the following specific Fund information:

  Performance assessments and comparisons with industry benchmarks.
  Financial statements with listings of Fund holdings.

36

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (SHIP)	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Hours of operation: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Hours of operation: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

37

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Suitable	Newspaper	Vanguard	CUSIP
	Date	for IRAs	Abbreviation	Fund Number	Number
500 Index Fund
Investor Shares	8/31/1976	Yes	500	40	922908108
Admiral Shares	11/13/2000	Yes	500Adm	540	922908710

38

CFA® is a trademark owned by CFA Institute.

Morningstar data © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”). The trademarks have been licensed to S&P Dow Jones Indices LLC and its affiliates and have been sublicensed for use for certain purposes by Vanguard. The S&P 500 Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Vanguard. Vanguard 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Vanguard 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard 500 Index Fund particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/ or its third party licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Vanguard 500 Index Fund. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard 500 Index Fund or the timing of the issuance or sale of Vanguard 500 Index Fund or in the determination or calculation of the equation by which Vanguard 500 Index Fund is to be converted into cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard 500 Index Fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE

COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY

DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE S&P 500 INDEX OR DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

39

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Securities. Stocks, bonds, money market instruments, and other investments.

40

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard 500 Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

The Vanguard Group

Investor Information Department P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-662-7447 (SHIP)

Text telephone for people with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department Telephone: 800-662-2739 (CREW)

Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-02652

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 040 042013

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COMBINED INFORMATION STATEMENT/PROSPECTUS

TABLE OF CONTENTS

INTRODUCTION
Proposal Summary	Cover

OVERVIEW	7
The Proposed Reorganization	7
Investment Objectives, Strategies, and Risks of Each Fund	7
Investment Advisory Arrangements	8
Service Arrangements	8
Purchase, Redemption, Exchange, and Conversion
Information	9
Distribution Schedules	9
Tax-Free Reorganization	9
Fees and Expenses	9
Portfolio Turnover	13

INVESTMENT PRACTICES AND RISK CONSIDERATIONS	14
Investment Objective	14
Primary Investment Strategies	14
Primary Risks	15
Other Investment Policies and Risks	16
Comparison of Investment Objectives, Investment Strategies
and Risks	17
Investment Advisor and Portfolio Managers	18
Investment Performance of the Funds	20
Share Price	24
Purchases, Redemptions, and Exchanges of Fund Shares;
Other Shareholder Information	26
Payments to Financial Intermediaries	34

Advisory Arrangements	34
Dividends, Capital Gains, and Taxes	34
Frequent-Trading Limitations	36
Financial Highlights	39
Information About the Reorganization	41

ADDITIONAL INFORMATION ABOUT THE FUNDS	45
Form of Organization	45
Trustees	45
Voting Rights	45
Independent Auditor	45
Service Agreements	45

GENERAL INFORMATION	48
Annual/Semiannual Reports	48
Principal Shareholders	48

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

APPENDIX B

500 INDEX FUND PROSPECTUS

PART B

STATEMENT OF ADDITIONAL INFORMATION

Vanguard Tax-Managed Growth and Income Fund
A Series of Vanguard Tax-Managed Funds®
P.O. Box 2600
Valley Forge, Pennsylvania 19482
800-662-7447

Vanguard 500 Index Fund
A Series of Vanguard Index Funds
P.O. Box 2600
Valley Forge, Pennsylvania 19482
800-662-7447

The date of this Statement of Additional Information is April 11, 2014.

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Information Statement and Prospectus dated April 11, 2014, for use in connection with the Reorganization of Vanguard Tax-Managed Growth and Income Fund (“Growth & Income Fund”) and Vanguard 500 Index Fund (“500 Index Fund,” collectively with the Growth & Income Fund, the “Funds”). A copy of the Information Statement and Prospectus may be obtained without charge by calling Vanguard at 800-662-7447 or by writing Vanguard at P.O. Box 2600, Valley Forge, PA 19482-2600.

The 500 Index Fund will be the surviving fund for accounting purposes. The pro forma financial statements have not been prepared since the net asset value of the Growth & Income Fund does not exceed ten percent of the 500 Index Fund’s net asset value as of March 14, 2014.

This SAI relates specifically to the proposed Reorganization of the Growth & Income Fund with and into the 500 Index Fund. The SAI consists of this cover page and the following described documents, each of which are attached hereto and hereby incorporated by reference.

(1) The Growth & Income Fund prospectus dated December 19, 2013, as supplemented (Accession Number 0000932471-13-008585);

(2) The Statement of Additional Information for the Growth & Income Fund dated July 29, 2013, as supplemented (Accession Number 0000932471-13-008585);

(3) The Statement of Additional Information for the 500 Index Fund dated April 12, 2013, (Accession Number 0000932471-13-006142);

(4) Audited financial statements for the Growth & Income Fund for the fiscal year ended December 31, 2013; and

(5) Audited financial statements for the 500 Index Fund for the fiscal year ended December 31, 2013.

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P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

PROXYH 042014